Exhibit 99.1

Seaco SRL Thomas Daniel Building Hincks St. Bridgetown, Barbados	Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Seaco SRL (the “Company”) and RBC Capital Markets, LLC (“RBC”) and Deutsche Bank Securities Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to the their evaluation of certain information with respect to a portfolio of intermodal marine cargo container units in conjunction with the proposed offering of Global SC Finance VII SRL, Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Container Units Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 12, 2021, representatives of RBC, on behalf of the Company, provided us with a container unit listing (the “Container Units Listing”) with respect to 351,523 container units.  At the Company’s instruction, we randomly selected 56 container units (the “Sample Units”) from the Container Units Listing.

Further, on February 18, 2021, representatives of RBC, on behalf of the Company, provided us with a computer generated container unit data file and related record layout containing data, as represented to us by the Company, as of January 31, 2021, with respect 256,628 container units (the “Container Units Data File”), including each of the 56 Sample Units.

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Units relating to the container unit characteristics (the “Characteristics”) set forth on the Container Units Data File and indicated below.

Characteristics
1. Container identification number (for informational purposes only) 2. Original equipment cost 3. Equipment type 4. Lease start date* 5. On-hire indicator	6. Lease per diem rate* 7. Lease type* 8. Lease expiry date* 9. Net book value** 10. Net investment value***

*     For Sample Units with an on-hire indicator of "LEAS POLS" or "LEAS" (as set forth on the SAP Servicing System Screen Shots) only.
**   For Sample Units with a lease type of “Fixed Term Lease” or “Variable Lease” (as set forth on the SAP Servicing System Screen Shots) only.
*** For Sample Units with a lease type of “Finance Lease” (as set forth on the SAP Servicing System Screen Shots) only.

We compared Characteristics 2., 3. and 5. through 8. to the corresponding information set forth on or derived from screen shots of the Company’s SAP Servicing System (the “SAP Servicing System Screen Shots”).

We compared Characteristic 4. to the “Lease Agreement” and the SAP Servicing System Screen Shots.

With respect to Characteristic 9., we recalculated the net book value for each Sample Unit with a lease type of “Fixed Term Lease” or “Variable Lease” (as set forth on the SAP Servicing System Screen Shots) using (i) the capitalization date, first acquisition on date or acquisition on date (as applicable), number of years of depreciation and the original equipment cost for the related portion associated with each Sample Unit (each as set forth on the SAP Servicing System Screen Shots) and (ii) certain methodologies provided to us by the Company.  We compared the results of such recalculations to the corresponding net book value set forth on the Container Units Data File.  We make no representations concerning the accuracy, reasonableness or completeness of any of the aforementioned information and methodologies.

We compared to Characteristic 10. to the corresponding information set forth on or derived from schedules provided to us by the Company containing certain net investment value information for Sample Units with a lease type of “Finance Lease” (as set forth on the SAP Servicing System Screen Shots) (the “NIV Schedule”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., differences of $1.00 or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 3., an equipment type of (i) “M-RW4DLF” set forth on the Container Units Data File is deemed to be “in agreement” with an equipment type of “RW4D-LXF” set forth on or derived from SAP Servicing System Screen Shots; (ii) “M-RW4DLX” set forth on Container Units Data File is deemed to be “in agreement” with an equipment type of “RW4D-LXE” set forth on or derived from the SAP Servicing System Screen Shots; and (iii) “M-RW4CPL” set forth on Container Units Data File is deemed to be “in agreement” with an equipment type of “RW4C-PL” set forth on or derived from the SAP Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 4., differences of 30 days or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 5., an on-hire indicator of “on lease” or “other” (as set forth on from the Container Units Data File) is deemed to be “in agreement” with “LEAS POLS” or “LEAS”  (as set forth on the SAP Servicing System Screen Shots);

•
with respect to our comparison of Characteristic 6., we did not perform any comparisons for Sample Units with a container identification number ending in “-01” set forth on the Container Units Data File. Further, differences of 0.001 or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 7., a lease type of  “Master Lease” (as set forth on the Container Units Data File) is deemed to be “in agreement” with “Variable Lease” (as set forth on the SAP Servicing System Screen Shots);

•
with respect to our comparison of Characteristic 9., differences of 1.5% or less of the net book value indicated on the Container Units Data File are deemed to be “in agreement.”  Further, for the Sample Units indicated in Appendix A, we observed a difference with respect to the net book value set forth on the Container Units Data File when compared to the net book value as determined above.  For these Sample Units, we were instructed to perform an additional procedure and compare the net book value as set forth on the Container Units Data File to the corresponding information set forth on the “Fixed Lease Schedule”; and

•	with respect to our comparison of Characteristic 10., differences of 1.5% or less of the net investment value indicated on the Container Units Data File are deemed to be “in agreement.”

The container unit source documents described above, including any information obtained from the SAP Servicing System, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Source Documents.  In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Units.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Container Units Data File were found to be in agreement with the above mentioned Source Documents or recalculations, as applicable.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the container units underlying the Container Units Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the container units or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 24, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 24, 2021.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 9. for the following Sample Units:

SEGU1367880
SEGU1727009
SEGU1732577

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.